UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2008

Material Technologies, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	33-23617 (Commission File Number)	95-4622822 (IRS Employer Identification No.)

11661 San Vicente Boulevard, Suite 707 Los Angeles, California (Address of principal executive offices)	90049 (Zip Code)

(310) 208-5589 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

Section 7 – Regulation FD
Item 7.01.       Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the Material Technologies, Inc. (the “Company”) Business Development Update Letter distributed by the Company to approximately 30 individuals on June 11, 2008.  Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits
Item 9.01        Financial Statements and Exhibits

           (c)        The following exhibit is being furnished herewith:

           Exhibit No.     Exhibit Description

            99.1                 Business Development Update Letter, dated June 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 11, 2008                                       MATERIAL TECHNOLOGIES, INC.,
                                                                        a Delaware corporation

                                                                        /s/ Robert M. Bernstein
                                                                        By:  Robert M. Bernstein
                                                                        Its:  Chief Executive Officer